UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 15, 2025
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
Floating Rate Notes, Series CC (Senior), due May 21, 2028	USB/28	New York Stock Exchange
4.009% Fixed-to-Floating Rate Notes, Series CC (Senior), due May 21, 2032	USB/32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

U.S. Bancorp (the “Company”) held its 2025 annual meeting of shareholders on Tuesday, April 15, 2025. Shareholders considered four proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 5, 2025, as supplemented by a proxy statement supplement filed with the Securities and Exchange Commission on March 25, 2025 (collectively, the “Proxy Statement”). The final voting results are reported below.

Proposal 1: Election of thirteen directors to serve for a one-year term until the 2026 annual meeting of shareholders.

The Company’s shareholders elected each of the thirteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Warner L. Baxter	1,204,762,003	13,479,996	3,359,351	164,636,478
Dorothy Bridges	1,204,791,733	13,686,985	3,122,632	164,636,478
Elizabeth L. Buse	1,210,055,554	8,397,224	3,148,572	164,636,478
Andrew Cecere	1,195,117,465	23,369,496	3,114,389	164,636,478
Alan B. Colberg	1,211,337,260	6,989,235	3,274,855	164,636,478
Kimberly N. Ellison-Taylor	1,208,583,343	9,859,436	3,158,571	164,636,478
Aleem Gillani	1,211,971,760	5,784,189	3,845,401	164,636,478
Roland A. Hernandez	1,161,150,808	57,226,496	3,224,046	164,636,478
Gunjan Kedia	1,210,818,933	7,062,053	3,720,364	164,636,478
Richard P. McKenney	1,185,618,562	32,648,550	3,334,238	164,636,478
Yusuf I. Mehdi	1,209,085,762	8,710,715	3,804,873	164,636,478
Loretta E. Reynolds	1,210,438,544	7,460,775	3,702,031	164,636,478
John P. Wiehoff	1,209,246,520	8,505,004	3,849,826	164,636,478

Proposal 2: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,109,966,593	104,986,563	6,648,194	164,636,478

Proposal 3: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2025 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,337,907,001	44,667,812	3,663,015	—

Proposal 4: A shareholder proposal regarding a report on board oversight of risks relating to discrimination.

The Company’s shareholders did not approve the shareholder proposal regarding a report on board oversight of risks relating to discrimination, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
21,258,954	1,183,917,819	16,424,577	164,636,478
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S.BANCORP

By:     /s/ James L. Chosy
James L. Chosy
Senior Executive Vice President and General Counsel

Date: April 17, 2025